NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                of
                       JUNO LIGHTING, INC.

To the Stockholders of
Juno Lighting, Inc.:

   Notice is hereby given that the 1996 Annual Meeting of Stockholders of Juno Lighting, Inc., a Delaware corporation (the "Company"), will be held at the Company's principal offices, 2001 South Mt. Prospect Road, Des Plaines, Illinois 60017-5065, on April 30, 1996 at 2 P.M. Central Time, for the purpose of considering and voting on:

   (1) The election of two directors to serve until the 1999 Annual Meeting of Stockholders or until their successors are elected and qualified;

   (2) Approval of Juno Lighting, Inc. 1996 Employee Stock Purchase Plan;
       and

   (3) Such other business as may properly come before the meeting.

   The stock transfer books of the Company will remain open. The Board of Directors has determined that only stockholders of record at the close of business on March 5, 1996, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. All stockholders, whether or not they now expect to be present at the meeting, are requested to date, sign, and return the enclosed proxy, which requires no postage if mailed in the United States.

   The Company's Annual Report to stockholders for the fiscal year ended November 30, 1995, is enclosed. Additional copies are available on request. Mailing of this Notice, Proxy and Proxy Statement began about March 12, 1996.

   Your attention is directed to the following pages for further information relating to the meeting.

                              By Order of the Board of Directors



                                        Julius Lewis
Des Plaines, Illinois                    Secretary
March 12,1996

                        JUNO LIGHTING, INC.
                   2001 South Mt. Prospect Road
                          P.O. Box 5065
                 Des Plaines, Illinois 60017-5065





                         PROXY STATEMENT


                             GENERAL

   Proxies are being solicited hereby on behalf of the Board of Directors
(the "Board") of Juno Lighting, Inc., a Delaware corporation (the "Company" or "Juno"), for use at the 1996 Annual Meeting of Stockholders, notice of which accompanies this Proxy Statement. Any stockholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by executing a subsequent proxy, by notifying the Vice President, Finance of the Company of such revocation in a written notice received by him at the above address prior to the Annual Meeting or by attending the Annual Meeting and voting in person. If no contrary instruction is indicated in the proxy, each proxy will be voted FOR the election of the nominees named below to the Board.

   The record date for the determination of stockholders entitled to vote at the meeting is March 5, 1996, at the close of business. As of the record date, the only outstanding capital stock of the corporation was its Common Stock, par value $.01 per share ("Stock") and the number of shares of Stock outstanding and entitled to vote at the meeting was 18,422,112, each share entitling the holder thereof to one non-cumulative vote.

   The Board has selected Price Waterhouse as the Company's independent certified public accountants for the current fiscal year. Price Waterhouse has served in this capacity for the past four fiscal years. It is expected that a representative of Price Waterhouse will be present at the Annual Meeting with an opportunity to make a statement if he so desires and to respond to appropriate questions.

   The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or by telegraph, by officers and certain other regular employees of the Company. The Company does not now expect to pay any compensation for the solicitation of proxies but may reimburse brokers and other persons holding shares in their names, or in the names of nominees, for their expenses for sending proxy material to principals and obtaining their proxies.

   The proposed election of directors requires the affirmative vote of a majority of the shares of the Stock of the Company present in person or by proxy and entitled to vote at the meeting. The representation in person or by proxy of a majority of the outstanding shares entitled to vote is necessary to provide a quorum at the meeting. Abstentions and withheld votes are counted as present in determining whether the quorum requirement is satisfied. "Non-votes" are not counted for quorum purposes. Abstentions and withheld votes have the same effect as votes against proposals presented to stockholders. A "non-vote" has no effect on proposals presented to stockholders. A "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Proxies received on behalf of the Board for which no direction to vote is given will be voted for the election of directors as set forth below in accordance with the best judgment of the person or persons acting under the proxy.

   Mailing of this Proxy Statement, Notice and Proxy began about March 12, 1996, to stockholders of record as of the close of business on March 5, 1996.

   Each Stockholder may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 1995 filed with the Securities and Exchange Commission ("SEC") from the Company at no charge by written request to the Company's Vice President, Finance, 2001 South Mt. Prospect Road, P.O. Box 5065, Des Plaines, Illinois 60017-5065.

Principal Stockholders

   The following table sets forth, as of February 10, 1996, the number and percentage of outstanding shares of Stock beneficially owned by each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Stock.

                                                         Shares      Percentage
                                                      Beneficially    of Shares
   Name and Address                                      Owned       Outstanding
------------------------------------------------      ------------   -----------
Quest Advisory Corp. & Quest Management Company        1,458,500 <F1>    7.92%
1414 Avenue of the Americas
New York, NY  10019

Harris Associates L.P. & Harris Associates, Inc.       1,245,900 <F2>    6.76%
2 North LaSalle St.
Chicago, Illinois 60602-3790

David L. Babson & Co., Inc.                            1,040,200 <F3>    5.65%
One Memorial Drive
Cambridge, Massachusetts 02142-1300

<F1> Quest Advisory Corp. ("Quest") beneficially owns 1,389,500 shares of stock, has sole power to vote or direct the vote and dispose or to direct the disposition of such shares. Quest Management Co. ("QMC") benefically owns 69,000 shares of stock, has sole power to vote or direct the vote and dispose or to direct the disposition of such shares.
<F2> Harris Associates L.P. and Harris Associates, Inc. ("Harris")
     beneficially owns 1,245,900 shares of stock and has shared power to vote or direct the vote of such shares. Harris has sole power to dispose or to direct the disposition of 313,100 shares and shared power to dispose or to direct the disposition of 932,800 shares.
<F3> David L. Babson & Co., Inc. ("Babson") beneficially owns 1,040,200 shares of Stock and has sole power to vote or direct the vote and to dispose or to direct the disposition of 487,900 shares. Babson has shared voting power to vote or to direct the vote and dispose or to direct the disposition of the remaining 552,300 shares.

Directors' and Executive Officers' Stock Ownership

   The following table sets forth, as of February 15, 1996, the number and percentage of outstanding shares of Stock beneficially owned by each director, each executive officer and all executive officers and directors as a group. The persons named hold sole voting and investment power with respect to the shares of Stock listed below, except as otherwise indicated.

                                             Shares      Percentage
                                          Beneficially    of Shares
   Name                                      Owned       Outstanding
----------------------------              ------------   -----------
Robert S. Fremont <F1>                       869,856         4.72%
Thomas W. Tomsovic <F1><F2>                   10,000           *
Julius Lewis <F3>                              4,000           *
Allan Coleman <F3>                             1,200           *
George M. Ball <F3>                            2,500           *
Ronel W. Giedt <F1><F4>                       39,000           *
Glenn R. Bordfeld <F5><F6>                    10,400           *
George J. Bilek <F5><F7>                      20,225           *
Charles F. Huber <F5><F8>                     14,500           *
All Directors and Executive Officers
   as a group <F9>                           971,681         5.27%

<F1> Executive Officer and Director
<F2> Represents 10,000 shares which Mr. Tomsovic has the right to acquire within 60 days of February 15, 1996.
<F3> Director
<F4> Includes 18,500 shares which Mr. Giedt has the right to acquire within
     60 days of February 15, 1996.
<F5> Executive Officer
<F6> Represents 10,400 shares which Mr. Bordfeld has the right to acquire within 60 days of February 15, 1996.
<F7> Includes 10,900 shares which Mr. Bilek has the right to acquire within
     60 days of February 15, 1996.
<F8> Includes 9,800 shares which Mr. Huber has the right to acquire within 60 days of February 15, 1996.
<F9> Includes 59,600 shares which five executive officers have the right to acquire within 60 days of February 15, 1996.
*    Less than 1%

Stockholder Proposals

   Stockholder proposals for inclusion in proxy materials for the 1997
Annual Meeting of Stockholders should be addressed to the Company's Vice President, Finance, 2001 South Mt. Prospect Road, P.O. Box 5065, Des Plaines, Illinois 60017-5065, and must be received before November 12, 1996. In addition, the Company's by-laws provide that stockholder nominations for persons for election to the Company's Board and proposals of business to be considered at an annual stockholders meeting must satisfy certain conditions including generally submitting notice to the Company not more than 90 days or less than 60 days prior to the anniversary of the preceding year's Annual Meeting of Stockholders.

                     1. ELECTION OF DIRECTORS

   The Certificate of Incorporation of the Company provides for a Board of not less than three and not more than nine directors, each of whom is elected for a term of three years. The number of directors will be determined from time to time by the Board. The directors are divided into three classes; the term of office of one class expires at each Annual Meeting of Stockholders.

   The persons listed below as nominees to be elected as directors have been recommended by the Board and, if elected, will serve for a term ending at the 1999 Annual Meeting of Stockholders or until their successors are elected and qualified. Election requires the affirmative vote of a majority of the Stock represented at the 1996 Annual Meeting of Stockholders. Shares of Stock held in the names of brokers for which proxy cards are not returned will not be counted as present for purposes of calculating the Stock represented at the 1996 Annual Meeting of Stockholders, and such shares of Stock will not be counted either as having been voted for or against a proposal, or as abstaining with respect to a proposal. Abstentions will not be counted either as a vote for or against, or a withheld vote, regarding a proposal. The Board recommends a vote FOR these nominees. Proxies received will be so voted if no direction is given. If the nominees should be unable or unwilling to serve, which is not now contemplated, the proxy holders may, but will not be bound to, vote for substitute nominees.

   The names of the nominees, along with the names of the other directors whose terms continue after the meeting, together with certain additional information, are set forth below. Additional information includes business experience during the last five years and other directorships currently held with corporations whose securities are registered under Section 12 of the Securities Exchange Act of 1934 and certain other corporations. To the knowledge of the Company, there are no family relationships between any director or executive officer and any other director or executive officer.

Nominees

George M. Ball      Age 61. Director since 1991.
                    Term expires 1996. Member of Compensation, Stock
                      Option and Audit Committees.
                    Business experience during last five years:
                      Chairman, Philpott, Ball & Co., an investment
                      banking firm, from January, 1991 to the present;
                      Senior Vice President,
                      Interstate/Johnson Lane & Co., an investment
                      banking firm, from April, 1990 to January,
                      1991; Chairman, George Ball & Co., an
                      investment banking firm, from December, 1986
                      to April, 1990.
                    Other Directorships:  B.B. Walker Company and
                      Edo Corporation
Thomas W. Tomsovic  Age 54. Vice President, Operations. Director since
                      1986.
                    Term expires 1996. Business experience during last
                      five years: Vice President, Operations of the
                      Company.
                    Other Directorships: None

Other Directors

Allan Coleman       Age 70. Director since 1983.
                    Term expires 1997. Member of Compensation, Stock
                      Option and Audit Committees.
                    Business experience during last five years:
                      Chairman, Coleman International, Inc., an
                      international trading company, from August, 1994 to
                      present; and Chairman, Coleman Cable Systems, Inc.,
                      a manufacturer of electric wire and cable, from
                      January, 1989  to August, 1994.
                    Other Directorships: None
Ronel W. Giedt      Age 57. President and Chief Operating Officer.
                      Director since 1991.
                    Term Expires 1997.
                    Business experience during last five years: President
                      and Chief Operating Officer of the Company since
                      December 1, 1994. President of Indy Lighting, Inc.,
                      a wholly-owned subsidiary of the Company from 1988
                      to November 30, 1994.
                    Other Directorships: None
Robert S. Fremont   Age 71. Chairman of the Board and Chief Executive
                      Officer. Director since 1976.
                    Term expires 1998. Member of Stock Option Committee.
                    Business experience during the last five years:
                      Chairman of the Board and Chief Executive Officer
                      since December 1, 1994. President of the Company
                      from 1976 to November 30, 1994.
                    Other Directorships: None
Julius Lewis        Age 64. Secretary. Director since 1983.
                    Term expires 1998. Member of Compensation, Stock
                      Option and Audit Committees.
                    Business experience during the last five years:
                      Partner, Sonnenschein Nath & Rosenthal, outside
                      legal counsel for the Company.
                    Other Directorships: None

Board and Committee Meetings

   The Board met four times during the fiscal year ended November 30, 1995. Directors who are not employees are compensated at the rate of $1,000 per directors' meeting attended.

   The Board has a Compensation Committee, consisting of three members, which determines salaries, bonuses and other compensation to be paid to the officers of the Company and administers all benefit plans (unless otherwise specified in plan documents) affecting officers' direct and indirect remuneration (other than the Company's Stock Option Plans). The Compensation Committee met once during the fiscal year ended November 30, 1995.

   The Board has a Stock Option Committee, consisting of four members, which administers the Company's Stock Option Plans. The Stock Option Committee met once during the fiscal year ended November 30, 1995.

   The Board has an Audit Committee, consisting of three members, which considers matters relating to internal controls and compliance with accounting policy. It also recommends independent auditors to the Board and reviews the independence of such auditors, reviews the scope of the annual audit activities of the independent auditors and the Company's internal auditor and reviews the audit fee payable to the independent auditors and the audit results. The Audit Committee met twice during the fiscal year ended
November 30, 1995.

   The Board does not have a standing Nominating Committee.

   The Board will consider stockholders' recommendations with regard to the two directors to be elected at the 1997 Annual Meeting of the Stockholders. Such recommendations should set forth the qualifications of the proposed nominees and should be addressed to the Company's Vice President, Finance, 2001 South Mt. Prospect Road, P.O. Box 5065, Des Plaines, Illinois 60017-5065, and must be received before February 25, 1997. See also "Stockholder Proposals" above regarding certain provisions of the Company's By-laws relating to stockholder nominations for directors.

Executive Compensation

   The following Summary Compensation Table includes individual compensation information regarding all compensation awarded to, earned by, or paid during the fiscal years ended November 30, 1995, 1994 and 1993 to Mr. Fremont and the five other most highly compensated executive officers of the Company in all capacities in which they served during the years in which they have been executive officers.

   As reflected in the following table, Mr. Fremont and the five other most highly paid executive officers of the Company currently participate in the Company's 401(k) Plan. In addition, the named executives participate in, and (except for Mr. Fremont) have received grants under, the Company's Stock Option Plans, effective July 18, 1983 (the "1983 Stock Option Plan") and December 2, 1993 (the "1993 Stock Option Plan").

                      Summary Compensation Table
                                     Annual                Long-Term
                                  Compensation            Compensation
                             ----------------------     ----------------
                                                                  Awards       All
                                                                 Options      Other
                                                                   (# of    Compen-
Name & Principal Position          Year      Salary       Bonus   Shares)    sation<F1>
-------------------------         ----     --------     -------   -------    -------
Robert S. Fremont                 1995     $504,400        -         -       $15,786<F2>
  Chairman of the Board and       1994      504,400        -         -        17,755
  Chief Executive Officer         1993      447,052        -         -        18,231

Ronel W. Giedt                    1995     $282,238     $  -       25,000    $11,250
  President and Chief Operating   1994      177,303      36,216    50,000     17,695
  Officer

Thomas W. Tomsovic                1995     $214,859     $   -      10,000    $11,250
  Vice President, Operations      1994      203,271      11,680    10,000     15,090
                                  1993      181,835      10,652      -        13,639

Glenn R. Bordfeld                 1995     $155,452     $   -      10,000    $11,250
  Vice President, Sales           1994      139,211      11,680    10,000     11,262
                                  1993      123,564      10,652      -         8,268

George J. Bilek                   1995     $154,673     $   -      10,000    $11,250
  Vice President, Finance and     1994      138,519      11,680    10,000     11,230
  Treasurer                       1993      122,952      10,652       -        8,178


Charles F. Huber                  1995     $158,742     $   -      10,000    $11,250
   Vice President, Corporate      1994      141,956      11,680    10,000     11,449
   Development                    1993      131,455      10,652       -        9,860

<F1> Includes the Company's matching and discretionary contributions under the
     401(k) Plan. Amounts are included without regard to vesting of any Company discretionary contributions.
<F2> Includes $4,536 for miscellaneous personal expenses.

Stock Option Plan Exercises and Year-End Value Table

   The following table discloses, for each of the executive officers listed on the next page, information regarding stock options exercised during, or held at the end of, the fiscal year ended November 30, 1995 pursuant to the Company's 1983 and 1993 Stock Option Plan.

       Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End
                                Option Values
                                                                      Total Value of
                                         Total Number of            Unexercised In-the-
           Number of                   Unexercised Options          Money Options Held
             Shares                Held at Fiscal Year End<F1>      Fiscal Year<F1><F2>
           Acquired on   Value    -----------------------------   --------------------------
Name         Exercise   Realized    Exercisable   Unexercisable   Exercisable  Unexercisable
--------  ------------  --------  -------------   -------------   -----------  -------------
R. Fremont      0       $   0           0               0          $    0       $   0
R. Giedt      12,500     140,625     18,500          65,000          73,313      35,937
T. Tomsovic    6,000      63,000     10,000          16,000          51,750      14,375
G. Bordfeld    4,800      50,413      8,800          17,600          37,600      24,375
G. Bilek       6,300      54,810     13,900          16,000          76,762      14,375
C. Huber       3,200      27,400      9,800          16,000          50,025      14,375

<F1> All options outstanding at the end of the fiscal year ended November 30,
     1995, are incentive stock options, except for Mr. Giedt who held 50,000 Non-Qualified Options. All options were granted at 100% of the fair market value of the Company's Stock on the date of the grant. For all such options, up to 20% of the shared covered by each option may be purchased commencing on the first anniversary of the date of the grant and the amount increases by 20% on each anniversary thereafter. Such options cannot be exercised after the expiration of six years from grant of date. For Incentive Stock Options granted after December 31, 1986, the aggregate fair market value of Stock with respect to which Incentive Stock Options become exercisable for the first time by any individual grantee during any calendar year may not exceed $100,000.
<F2> Total value of options is based on the difference between the fair market value of Company Stock of $15.875, as of November 30, 1995, and the exercise price per share of the options.

                      Stock Opton Grants During Fiscal 1995


                                                                 Potential Realizable
                                                                  Value At Assumed
                                                                 Annual Rates of Stock
                                                                 Price Appreciation
                      % of Total                                  for Option Term
                        Options
             Options  Granted to  Exercise   Market   Expiration  -------   -------
 Name        Granted   Employees    Price     Price      Date       5%      10%
             <F2>    in 1995<F1>
-----------  ------- ------------  -------   -------- ----------  -------   --------
R. Fremont     0          0       $   -     $   -         -      $   -      $  -
R. Giedt     25,000     17.18%     14.4375   14.4375   10/26/95    99,713    220,363
T. Tomsovic  10,000      6.87%     14.4375   14.4375   10/26/95    39,885     88,145
G. Bordfeld  10,000      6.87%     14.4375   14.4375   10/26/95    39,885     88,145
G. Bilek     10,000      6.87%     14.4375   14.4375   10/26/95    39,885     88,145
C. Huber     10,000      6.87%     14.4375   14.4375   10/26/95    39,885     88,145

<F1> Based on 145,500 options granted to all employees in 1995.
<F2> Options granted for Messrs. Tomsovic, Bordfeld, Bilek and Huber during l995 are Incentive Stock Options. Mr. Giedt received 25,000 Non-Qualified Options. All options were granted at 100% of the fair market value of the Company's Stock on the date of the grant. For all these options, up to 20% of the shares covered by each option may be purchased commencing on the first anniversary of the date of the grant and the amount increases by 20% on each anniversary thereafter. These options cannot be exercised after the expiration of ten years from grant of date. For Incentive Stock Options granted after December 31, 1986, the aggregate fair market value of Stock with respect to which Incentive Stock Options become exercisable for the first time by any individual grantee during any calendar year may not exceed $100,000.

Compensation Committee and Stock Option Committee Reports on Executive Compensation

   The Company's executive compensation policy is designed to maintain a competitive compensation program in order to attract and retain well qualified management and to provide management with the incentive to accomplish the Company's financial and operating objectives. Compensation for executives generally consists of cash compensation in the form of annual base salary and performance-based bonuses, and long term incentive compensation in the form of stock options.

   The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors and, with respect to stock options and stock appreciation rights ("SARs") under the Company's Stock Option Plans, by the Stock Option Committee. The Stock Option Committee has four members (consisting of the CEO and three outside directors), and in fiscal 1995 met together once. The Compensation Committee has three members (consisting of the three outside directors), and in fiscal 1995 met once.

   In setting cash compensation levels for executive officers (including the CEO), the Compensation Committee considers the performance of the Company and of the individual officer, including the assumption of new duties by the officer. While the Company's overall financial performance, particularly operating income, is taken into account, base salaries for executive officers are primarily determined by the Compensation Committee's subjective assessment of the executive's individual performance. The Compensation Committee does not set target bonuses or target performance goals in setting cash compensation levels for executive officers.

   In addition to base salary, the Compensation Committee adopted an incentive bonus plan for fiscal 1994 for Ronel W. Giedt who at the beginning of the fiscal year was President of Indy Lighting, the Company's wholly-owned subsidiary and the following Vice Presidents of the Company: Thomas W. Tomsovic, Glenn R. Bordfeld, George J. Bilek and Charles F. Huber. The incentive bonus plan provided for the payment of cash bonuses to these executives pursuant to a formula based on increases in operating income of the Company. Bonuses were calculated using the Company's fiscal 1994 audited financial statements and have been paid to each of the five executives named above.

   In determining the salary to be paid to the CEO in any fiscal year, in addition to the factors set forth above which are applicable to all executive officers, the Compensation Committee also compares base salaries of chief executive officers of other companies of similar size and engaged in manufacturing businesses to that of the Company's CEO and considers the performance of the Company's Stock. Some, but not all, of the companies used for salary comparison purposes are companies listed in the NASDAQ Electrical Component Index for which cumulative total return information is provided in the "Performance Graph" section below. Although the Compensation Committee takes into account all of the factors described above in determining an appropriate base salary for Mr. Fremont, it does not engage in any particular weighing of these factors (other than the emphasis placed on individual performance). The Compensation Committee does not consider the success of the Company in meeting its financial goals to be one of the factors that it considers in determining the CEO's base salary. It should be noted that

Mr. Fremont does not participate in Compensation Committee discussions or decisions regarding his compensation.

   With respect to Mr. Fremont's base salary in the 1992 fiscal year, the Compensation Committee accepted Mr. Fremont's request that he receive no increase in salary. During the 1993 fiscal year, however, the Compensation Committee increased Mr. Fremont's base annual salary from $393,953 to $504,400 annually. In deciding to raise the amount of Mr. Fremont's base salary in the 1993 fiscal year, the Compensation Committee assessed Mr. Fremont's overall performance as CEO as excellent, and noted that Mr. Fremont had not received an increase in his base salary during the 1990, 1991 and 1992 fiscal years. Also, the Compensation Committee believes that Mr. Fremont's base salary (after taking into account the fiscal 1993 raise) is below the average of the other companies used for comparison purposes.

   Pursuant to the authority delegated by the Board of Directors, the Stock Option Committee is responsible for granting and administering stock options and SARs under the Company's Stock Option Plans. Stock options and SARs are designed to align the interests of executives with those of the stockholders. No member of the Stock Option Committee (including Mr. Fremont) is eligible to receive stock options or SARs.

   Under the Company's 1993 Stock Option Plan, stock options have been awarded to certain key employees, including the Company's executive officers. All currently outstanding stock options were granted with an exercise price equal to the market price of the Stock on the date of grant and vest over a period of time. This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years. The Stock Option Committee determines the size of awards of stock options and SARs to executives based on similar factors as are used to determine base salaries.

   In addition to salary, stock options and SARs, the Company's compensation package includes Company matching and discretionary contributions to a 401(k) plan, medical and life insurance, and other benefits.

   Finally, the Compensation Committee has reviewed the possible effect on the Company of the new limitations on deductibility of executive compensation under Section 162(m) of the Internal Revenue Code. The Compensation Committee does not believe that such section will be applicable to the Company in the foreseeable future but will review the Company's compensation practices as circumstances warrant.

            Compensation Committee        Stock Option Committee

            Julius Lewis                  Robert S. Fremont
            Allan Coleman                 Julius Lewis
            George M. Ball                Allan Coleman
                                          George M. Ball

Compensation Committee Interlocks and Certain Relationships

   Mr. Fremont, Mr. Tomsovic and Mr. Giedt are members of the Board and are executive officers of the Company. Mr. Lewis is a Board member and an officer of the Company but not an executive officer. Other than the Compensation Committee members and Mr. Fremont, who attends meetings of the Compensation Committee at the request of the Compensation Committee and makes recommendations regarding the compensation level of executive officers other than himself, no current or former officer or employee of the Company or its subsidiaries participated in the deliberations of the Board concerning executive compensation during the fiscal year ended November 30, 1995.
Mr. Lewis is a partner of the law firm of Sonnenschein Nath & Rosenthal, which provided legal services to the Company in the fiscal year ended November 30, 1995, and Mr. Ball is the Chairman of Philpott, Ball & Co., an investment banking firm which provided investment banking services to the Company in such fiscal year.

   In June of 1995, Ronel W. Giedt, President and Chief Operating Officer of Juno and a member of Juno's Board of Directors, received a loan in the aggregate amount of $400,000 for temporary financing of his purchase of a new residence. The loan is interest-free and is payable on demand. As of February 15, 1996, the amount of the loan outstanding was $176,000.


                 Comparison of Five-Year Cumulative Return
              Among Juno Lighting,Inc., NASDAQ Stock Market Index
               (U.S. Companies) and NASDAQ Electrical Component
                             Stock Index<F1>


                          Juno             NASDAQ Stock         NASDAQ Electrical
  Fiscal Year         Lighting,Inc.     Market Index (U.S.)      Component Index
---------------      --------------     -------------------     -----------------
  11/30/90            $  100.00               $  100.00              $  100.00
  11/30/91               134.62                  149.29                 126.59
  11/30/92               237.08                  188.04                 198.59
  11/30/93               282.74                  217.75                 304.69
  11/30/94               248.67                  218.13                 342.71
  11/30/95               223.01                  310.74                 632.72

<F1>Cumulative return assumes reinvestment of dividends.  This table assumes
    $100.00 was invested in Juno Common Stock, the NASDAQ Stock Market Index (U.S.) and the NASDAQ Electrical Component Index on November 30,1990.

                    2. JUNO LIGHTING, INC.
                1996 EMPLOYEE STOCK PURCHASE PLAN

   EMPLOYEE STOCK PURCHASE PLAN. On March 1, 1996, the Company adopted the Juno Lighting, Inc. 1996 Employee Stock Purchase Plan (the "Company ESPP"), effective as of July 1, 1996 (the "Effective Date"), subject to shareholder approval. The purpose of the Company ESPP is to encourage and assist employees of the Company and certain of its subsidiaries to acquire a personal equity interest in the Company by the purchase of the common stock of the Company ("Common Stock"). Approval of the Company ESPP requires the affirmative vote of a majority of the shares of the stock of the Company present in person or by proxy and entitled to vote at a meeting of the stockholders at which the Company ESPP is presented for approval.

   ELIGIBILITY. All employees who have completed one year of employment with the Company or a participating subsidiary shall be eligible to participate in the Company ESPP, except employees owning or holding options to acquire 5% or more of the value or voting power of all outstanding shares of all classes of stock of the Company or any subsidiary of the Company; certain part-time and part-year employees; Officers of the Company and participating subsidiaries at the level of vice president and above; certain union members; and employees who are prohibited from participating in the Company ESPP by law. As of the Effective Date, employees of the Company and of Indy Lighting, Inc. will be eligible to participate in the Plan. Employees of other subsidiaries may be added at the discretion of the Compensation Committee. Approximately 840 employees will be eligible to participate in the Company ESPP as of July 1, 1996.

   GRANT, EXERCISE AND EXPIRATION. Each eligible employee who timely elects to participate in the Company ESPP shall be granted an option to purchase Common Stock which is exercisable on the date (the "Exercise Date") occurring twelve months after the date the option is granted and which expires on that date if not exercised. Options shall be granted to participating employees under the Company ESPP on July 1, 1996 and on July 1 of each of the succeeding four years.

   NUMBER OF SHARES THAT MAY BE PURCHASED. An option granted to an employee under the Company ESPP will give such employee the right to purchase any number of whole shares of Common Stock which is not less than ten (10) and not more than the number of whole shares which may be purchased with the employee's accumulated payroll deductions (which may not exceed the lesser of $5,000 or 10% of base compensation for any option) at the purchase price determined as of the applicable grant date. The aggregate number of shares of Common Stock which may be purchased pursuant to options granted under the Company ESPP is 400,000 shares. In the event of a stock dividend, recapitalization, stock split, merger or similar transaction, the number, kind and/or purchase price of the shares of Common Stock available for purchase under the Company ESPP shall be adjusted, as appropriate.

   PURCHASE PRICE. The purchase price per share of Common Stock under the Company ESPP is 85% of the lower of (a) the fair market value of a share of Common Stock on the date the option is granted, or (b) the fair market value of a share of Common Stock on the Exercise Date. The fair market value of shares of Common Stock for this purpose generally shall be the mean of the high and low prices of the security as reported on the NASDAQ NMS on the date for which a determination of fair market value is made.

   WITHDRAWAL OR TERMINATION OF EMPLOYMENT. An employee's termination of employment or election to withdraw from further participation in the Company ESPP prior to the exercise or expiration of an outstanding option held by such employee shall cause an immediate cancellation of such option and shall require the Company to make a cash distribution of the employee's accumulated payroll deductions at that time.

   ADMINISTRATION. The Company ESPP will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee has the power to construe the Company ESPP to determine all questions thereunder, to designate which subsidiaries' employees will be eligible to participate in the Company ESPP and to adopt and amend such rules and regulations for the administration of the Company ESPP and to amend the Company ESPP to facilitate its tax-effective use for non-U.S. subsidiaries as it may deem desirable.

   CURRENT MARKET PRICE OF COMMON STOCK. The fair market value of a share of Common Stock as of February 15, 1996, is $16.50.

   FEDERAL INCOME TAX CONSIDERATIONS. The Company ESPP is intended to quality as an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Code. Participants will have no taxable income when an option is granted under the Company ESPP or when such participants purchase Common Stock pursuant to the exercise of the option. If a participant disposes of Common Stock more than two years after the date on which the options were granted and more than one year after the date the participant exercises the option, the participant will have taxable ordinary income in the amount of the excess of the fair market value of the option shares at the time of disposition over the purchase price paid by the participant to acquire such shares, or, if less, the excess of the fair market value of the option shares at the time the option was granted over the price paid to acquire the shares. If the amount the participant realizes on such disposition is less than the amount paid to acquire the option shares, then the participant will have a long-term capital loss. If a participant disposes of shares of Common Stock either two years or less after the options were granted or one year or less after the exercise of an option (a "disqualifying disposition"), the participant generally will have taxable ordinary income equal to the difference between the fair market value of the option shares at the time the shares were purchased and the amount paid to acquire the shares. The Company is not entitled to any deduction in connection with the purchase or sale of shares of Common Stock, other than in connection with a disqualifying disposition, in which case the Company is entitled to a deduction equal to the amount of ordinary income required to be recognized by the participant.

   AMENDMENT AND TERMINATION. The Board of Directors may amend the Company ESPP to comply with the rules or regulations of any governmental authority, or to be eligible for tax benefits under the Internal Revenue Code, or for any other reasons, provided that no amendment may adversely affect the rights of any participant, nor may any amendment increase the number of shares of Company Common Stock authorized for sale under the Company ESPP without the approval of the Company's shareholders. The Compensation Committee may amend the Company ESPP, subject to the foregoing proviso, in order to facilitate its tax-effective use for non-U.S. subsidiaries. The Company ESPP will terminate on the fifth anniversary of its effective date.


                         3. OTHER MATTERS

   At this time, the Board of Directors is not aware of any matters not referred to herein which might be presented for action at the meeting. However, if any other business should come before the meeting, votes may be cast with respect to such matters in accordance with the best judgment of the person or persons acting under the Proxy. See also "Stockholder Proposals" above regarding certain provisions of the Company's By-laws relating to the ability of stockholders to submit proposals at a meeting of stockholders.

                            By Order of the Board of Directors




                                          Julius Lewis
Des Plaines, Illinois                       Secretary
March 12, 1996

                                                             APPENDIX A

                       JUNO LIGHTING, INC.

                1996 EMPLOYEE STOCK PURCHASE PLAN


                   I. Purpose and Effective Date


1.1 The purpose of the Juno Lighting, Inc. 1996 Employee Stock Purchase Plan (the "Plan") is to provide an opportunity for eligible employees to acquire a proprietary interest in Juno Lighting, Inc. (the "Company") through the purchase of shares of common stock of the Company. It is the intent of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. The provisions of the Plan shall be construed to extend and limit participation in a manner consistent with the requirements of Section 423 of the Internal Revenue Code.

1.2 The Plan shall be effective on the Effective Date stated below, subject to the approval of the Company's stockholders within one year before or one year after the date the Plan is approved by the board of directors of the Company (the "Board"). No option shall be granted under the Plan after the earlier of (a) the day before the fifth (5th) anniversary of the Effective Date, or (b) the date on which the Plan is terminated by the Board in accordance with Section 12.7 of the Plan.


                         II. Definitions

     The following words and phrases, when used in this Plan, unless their context clearly indicates otherwise, shall have the following respective meanings:

2.1 "Account" means a recordkeeping account maintained for a Participant to which payroll deductions are credited in accordance with Article VIII of the Plan.

2.2  "Article" means an Article of this Plan.

2.3 "Accumulation Period" means, as to the Company or a Participating Subsidiary, a period of 12 months commencing on each successive July 1, beginning with July 1, 1996.

2.4 "Base Earnings" means base salary and wages received by a Participant from the Company or a Participating Subsidiary, excluding bonuses and overtime pay.

2.5  "Board" means the board of directors of the Company.

2.6  "Code" means the Internal Revenue Code of 1986, as amended.

2.7 "Committee" means the committee of the Board described in Section 3.1 of the Plan.

2.8  "Common Stock" means the Company's common stock, $.01 par value.

2.9  "Company" means Juno Lighting, Inc., a Delaware corporation.

2.10 "Cut-Off Date" means the date established by the Committee from time to time by which enrollment forms must be received prior to an Enrollment Date.

2.11 "Effective Date" means July 1, 1996.

2.12 "Eligible Employee" means an Employee eligible to participate in the Plan in accordance with Article V.

2.13 "Employee" means an individual who performs services for the Company or a Participating Subsidiary pursuant to an employment relationship described in Treasury Regulations Section 31.3401(c)-1 or any successor provision.

2.14 "Enrollment Date" means the first trading day of an Accumulation Period.

2.15 "Exchange Act" means the Securities Exchange Act of 1934.

2.16 "Fair Market Value" means, as of any applicable date:

          (a) if the security is listed for trading on the New York Stock Exchange, the mean between the high and low prices of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the latest preceding date on which there was such a reported sale, or

          (b) if the security is not so listed, but is listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market ("NASDAQ/NMS"), the closing price, regular way, of the security on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the latest preceding date on which there was such a reported sale, or

          (c) if the security is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the latest preceding date for which such prices were so reported, or

          (d) if the security is not listed for trading on a national securities exchange or is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the security as determined in good faith by the Board.

2.17 "Grant Date" means a date on which an Eligible Employee is granted options under the Plan.

2.18 "Participant" means an Eligible Employee who has enrolled in the Plan pursuant to Article VI.

2.19 "Participating Subsidiary" means a Subsidiary which has been designated by the Committee in accordance with Section 3.3 of the Plan as covered by the Plan. As of the Effective Date, Indy Lighting, Inc. is a Participating Subsidiary of this Plan.

2.20 "Purchase Date" means the specific trading day during an Accumulation Period on which shares of Common Stock are purchased under the Plan in accordance with Article IX. For each Accumulation Period, the Purchase Date shall be the last day of such Accumulation Period, or, if such day is not a trading date, the next day which is a trading day.

2.21 "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

2.22 "Section" means a section of this Plan, unless indicated otherwise.

2.23 "Securities Act" means the Securities Act of 1933, as amended.

2.24 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, as of the applicable Enrollment Date, each of the corporations other than the last corporation in the chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


                       III. Administration

3.1 The Plan shall be administered by the Compensation Committee appointed by the Board. Membership on the Compensation Committee shall be subject to such limitations as the Board deems appropriate to permit transactions in Common Stock pursuant to the Plan to be exempt from liability under Section 16(b) of the Exchange Act pursuant to Rule 16b-3 of the Securities and Exchange Commission thereunder.

3.2 The Committee may select one of its members as chairman and may appoint a secretary. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable; provided, however, that all determinations of the Committee shall be made by a majority of its members.

3.3 The Committee shall have the power, subject to and within the limits of the express provisions of the Plan, to construe and interpret the Plan and options granted under it; to establish, amend and revoke rules and regulations for administration of the Plan; to determine all questions of policy and expediency that may arise in the administration of the Plan; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be Participating Subsidiaries. The Committee's determinations as to the interpretation and operation of this Plan shall be final and conclusive.

        In exercising the powers described in the foregoing paragraph, the Committee may adopt special or different rules for the operation of the Plan including, but not limited to, rules which allow employees of any foreign Subsidiary to participate in, and enjoy the tax benefits offered by, the Plan; provided that such rules shall not result in any grantees of options having different rights and/or privileges under the Plan nor otherwise cause the Plan to fail to satisfy the requirements of Section 423 of the Internal Revenue Code and the regulations thereunder.

3.4 This Article III relating to the administration of the Plan may be amended by the Board from time to time as may be desirable to satisfy any requirements of or under the federal securities and/or other applicable laws of the United States, or to obtain any exemption under such laws.


                       IV. Number of Shares

4.1 Four hundred thousand (400,000) shares of the Company's Common Stock are reserved for sales and authorized for issuance pursuant to the Plan. Shares sold under the Plan may be newly-issued shares, outstanding shares reacquired in private transactions or open market purchases, or both. If any option granted under the Plan shall for any reason terminate without having been exercised, the shares not purchased under such option shall again become available for the Plan.

4.2 In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, acquisition of property or shares, separation, asset spin-off, stock rights offering, liquidation or other similar change in the capital structure of the Company, the Committee shall make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan. In the event that, after a Grant Date, there occurs a dissolution or liquidation of the Company, except pursuant to a transaction to which
     Section 424(a) of the Code applies, each option to purchase Common Stock of the Company shall terminate, but the Participant holding such option shall have the right to exercise his option prior to such dissolution or liquidation.

                   V. Eligibility Requirements

5.1 Except as provided in Section 5.2, each individual who is an Employee of the Company or a Participating Subsidiary shall become eligible to participate in the Plan in accordance with Article VI on the first Enrollment Date following the individual's completion of one year of employment by the Company or a Subsidiary, provided that the individual is an Employee on such Enrollment Date. Participation in the Plan is entirely voluntary.

5.2  The following Employees are not eligible to participate in the Plan:

        (a) Employees who, immediately upon enrollment in the Plan, would own directly or indirectly, or hold options or rights to acquire, an aggregate of 5% or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any

     Subsidiary (and for purposes of this paragraph, the rules of Code
     Section 424(d) shall apply, and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee);

        (b) Employees who are customarily employed by the Company or a Participating Subsidiary for not more than five months in any calendar year;

        (c) Employees who are customarily employed by the Company or a Participating Subsidiary for 20 hours or less per week;

        (d) Employees who are prohibited by the laws of the nation of their residence or employment from participating in the Plan;

        (e) Employees who are officers of the Company and participating Subsidiaries at the level of vice president or at any more senior level; and

        (f) Employees who are members of a collective bargaining unit covered by a collective bargaining agreement; provided that participation in the Plan has been specifically considered (after review of the terms of the Plan) and rejected by the collective bargaining representative representing such employees.

5.3 Notwithstanding anything to the contrary in Section 5.1, Employees who are directors or "officers" of the Company (as defined in Rule 16a-1(f) under the Exchange Act, as such rule may be amended from time to time) may participate in the plan only in accordance with the requirements of Rule 16b-3 under the Exchange Act. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and the options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.


                          VI. Enrollment

6.1 Any Eligible Employee may enroll in the Plan for an Accumulation Period by completing and signing an enrollment form (which authorizes payroll deductions during such Accumulation Period in accordance with Section 8.1) and submitting such enrollment form to the Company on or before the Cut-Off Date immediately preceding the Accumulation Period. Such enrollment form (and the authorization therein) shall be effective as of the Enrollment Date occurring within the Accumulation Period to which the enrollment form relates, and shall continue in effect until the earliest of:

        (a)    the end of the last payroll period in the Accumulation
     Period;

        (b) the date during the Accumulation Period that the Employee elects to change his enrollment in accordance with Section 8.3; and

        (c) the date during the Accumulation Period that the Employee withdraws from the Plan or has a termination of employment in accordance with Article X.


               VII. Grant of Options on Enrollment

7.1 Enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant by the Company to such Participant of an option to purchase shares of Common Stock from the Company pursuant to the Plan.

7.2 An option granted to a Participant pursuant to this Plan shall expire, if not terminated for any reason first, on the earliest to occur of
     (a) the end of the Purchase Date with respect to the Accumulation Period in which such option was granted; (b) the completion of the purchase of Common Stock under the option under Article IX; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

7.3 An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date any number of whole shares of Common Stock which is not less than ten (10) and not more than one of the following three amounts, whichever is applicable:

        (a) the number of whole shares of Common Stock designated in the Participant's enrollment form in accordance with section 8.1;

        (b) the dollar amount designated in the Participant's enrollment form in accordance with Section 8.1, divided by 85% of the Fair Market Value of a share of Common Stock as of the Grant Date for the option; and

        (c) the product of the percentage of Base Earnings designated in the Participant's enrollment form in accordance with Section 8.1 and the Participant's annualized Base Earnings at the rate in effect on the applicable Enrollment Date, divided by 85% of the Fair Market Value of a share of Common Stock as of the Grant Date for the option.


                     VIII. Payroll Deductions

8.1 An Employee who files an enrollment form pursuant to Article VI shall elect and authorize in such form to have deductions made from his pay on each payday during the Accumulation Period to which the enrollment form relates, and he shall designate in such form the total amount or percentage of pay to be deducted during such Accumulation Period, or, if the Committee so permits, a specific whole number of shares of Common Stock to be purchased on the Purchase Date with respect to such Accumulation Period, from which the appropriate amount of payroll deductions shall be determined. The maximum an Employee may elect and authorize to have deducted is the lesser of (a) 10% of Employee's Base Earnings for such Accumulation Period, or (b) $5,000. In authorizing such deduction, if the Employee designates a percentage of Base Earnings, the percentage shall be a whole percentage of Base Earnings up to 10%. For these purposes, the Base Earnings of an hourly-paid Employee shall be determined by multiplying such Employee's hourly rate of base pay as of the beginning of the Accumulation Period by the number of regularly scheduled hours the Employee is expected to work during the Accumulation Period, excluding overtime hours. If, instead of designating an amount or percentage of pay to be deducted during an Accumulation Period, an Employee designates on an enrollment form a specific whole number of shares of Common Stock to be purchased on the Purchase Date with respect to such Accumulation Period, then the total deductions to be taken from the Employee's Base Earnings during such Accumulation Period shall equal the lesser of (a) the product of (i) 85%, (ii) the Fair Market Value of a share of Common Stock on the date the Employee elects to participate in the Plan, and (iii) the number of shares of Common Stock designated for purchase in the Employee's enrollment form, or (b) the maximum payroll deductions permitted under this section.


8.2 Payroll deductions for a Participant shall commence as soon as administratively practicable on the date on which the Participant's authorization of such payroll deductions in an enrollment form becomes effective in accordance with Article VI, and shall continue until the date on which such authorization ceases to be effective in accordance with Article VI. The amount of each payroll deduction made for a Participant shall be credited to the Participant's Account as soon as administratively feasible after the Participant's pay is withheld. The Account shall also be credited with interest in accordance with Section
     12.1. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

8.3 During an Accumulation Period, a Participant may elect to reduce or to cease (but not to increase) payroll deductions made on his behalf for the remainder of such Accumulation Period by delivering the applicable forms to the Company in such manner and until such time as permitted by the Committee. A Participant may elect to reduce payroll deductions no more than once during an Accumulation Period, but may cease payroll deductions at any time. A Participant who has ceased payroll deductions may voluntarily withdraw from the Plan pursuant to Section 10.1.

8.4 A Participant may not make any separate or additional contributions to his Account under the Plan, except when on leave of absence and then only as provided in Section 10.3. Neither the Company nor any Participating Subsidiary shall make separate or additional contributions to any Participant's Account under the Plan.


                      IX. Purchase of Shares

9.1 Unless a Participant makes an election to receive a cash distribution of the accumulated balance in his Account in accordance with Section 9.2, any option held by the Participant which was granted under this Plan and which remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the purchase of the number of whole shares of Common Stock which the funds accumulated in his Account as of the Purchase Date will purchase at the applicable purchase price (but not in excess of the number of shares for which options have been granted to the Participant pursuant to Section 7.3), or, if the Participant so elected in accordance with Section 8.1, the specific whole number of shares of Common Stock designated in the Participant's enrollment form for purchase on such Purchase Date.

9.2 A Participant who holds an outstanding option as of a Purchase Date shall not be deemed to have exercised such option if, no less than 10 days before such Purchase Date and in accordance with procedures prescribed by the Committee, the Participant elected not to exercise the option and to receive a cash distribution of all funds accumulated in his Account. If the Participant elects a cash distribution as described in the preceding sentence, then all funds accumulated in his Account as of the Purchase Date on which his option is exercisable shall be distributed to him as soon as administratively feasible after such Purchase Date.

9.3 If, after a Participant's exercise of an option under Section 9.1, an amount remains credited to the Participant's Account as of a Purchase Date, then the remaining amount:

        (a)shall be carried forward in the Account for application to the purchase of Common Stock on the next following Purchase Date provided, however, that if a Participant so elects within ten (10) days prior to the Purchase Date on which he exercises the option, he shall receive a distribution of such remaining amount in cash as soon as administratively feasible after such Purchase Date.

9.4 The purchase price for each share of Common Stock purchased under any option shall be 85% of the lower of:

        (a) the Fair Market Value of a share of Common Stock on the Grant Date for such option; or

        (b) the Fair Market Value of a share of Common Stock on the Purchase Date.

9.5  If Common Stock is purchased by a Participant pursuant to Section 9.1 or
     Section 9.3, then, within a reasonable time after the Purchase Date, the Company shall deliver or cause to be delivered to the Participant a certificate or certificates for the number of shares purchased by the Participant unless the Company has made arrangements to have the shares held at a bank or other appropriate institution in non-certificated form. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction shall require that the Company or the Participant take any action in connection with the shares being purchased under the option, delivery of the certificate or certificates for such shares shall be postponed until the necessary action shall have been completed, which action shall be taken by the Company at its own expense, without unreasonable delay.

        Certificates delivered pursuant to this Section 9.5 shall be registered in the name of the Participant or, if the Participant so elects, in the names of the Participant and one or more such other persons as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by law.

9.6 In the case of Participants employed by a Participating Subsidiary, the Committee may provide for Common Stock to be sold through the Subsidiary to such Participants, to the extent consistent with Section 423 of the Code.

9.7 If the total number of shares of Common Stock for which an option is exercised on any Purchase Date in accordance with this Article IX, when aggregated with all shares of Common Stock previously granted under this Plan, exceeds the maximum number of shares reserved in Section 4.1, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions (and interest, if any) credited to the Account of each Participant under the Plan shall be returned to him as promptly as possible.

9.8 If a Participant or former Participant sells, transfers, or otherwise makes a disposition of Common Stock purchased pursuant to an option granted under the Plan within two years after the date such option is granted or within one year after the Purchase Date to which such option relates, such Participant or former Participant shall notify the Company in writing of such sale, transfer or other disposition within 10 days of the consummation of such sale, transfer or other disposition, and shall remit to the Company or authorize the Company to withhold from other sources such amount as the Company may determine to be necessary to satisfy any federal, state or local tax withholding obligations of the Company or Participating Subsidiary. The Committee may from time to time establish rules and procedures (including but not limited to postponing delivery of shares until the earlier of the expiration of the two-year or one-year period or the disposition of such shares by the Participant) to cause the withholding requirements to be satisfied.


           X. Withdrawal From the Plan; Termination of
                 Employment and Leave of Absence

10.1 Withdrawal from the Plan. A Participant may withdraw from the Plan in full (but not in part) during any Accumulation Period by delivering a notice of withdrawal to the Company (in a manner prescribed by the Committee) at any time up to but not including the 10 days prior to the Purchase Date occurring in such Accumulation Period, or at such shorter time in advance of the Purchase Date as the Committee may permit. If notice of withdrawal is timely received, all funds then accumulated in the Participant's Account shall not be used to purchase Common Stock, but shall instead be distributed to the Participant as soon as administratively feasible. An Employee who has withdrawn during an Accumulation Period may not return funds to the Company during the same Accumulation Period and require the Company to apply those funds to the purchase of Common Stock. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan on the next subsequent

     Enrollment Date following withdrawal in accordance with the provisions of Article VI.

10.2 Termination of Employment. Participation in the Plan terminates immediately when a Participant ceases to be employed by the Company for any reason whatsoever or otherwise ceases to be an Eligible Employee, and such terminated Participant's outstanding options shall thereupon terminate. As soon as administratively feasible after termination of participation, the Company shall pay to the Participant or his beneficiary or legal representative all amounts accumulated in the Participant's Account at the time of termination of participation.

10.3 Leave of Absence. If a participant takes a leave of absence without terminating employment, such participant shall have the right, at the commencement of the leave of absence and in accordance with procedures prescribed by the Committee, to elect: (a) to withdraw from the Plan in accordance with Section 10.1; (b) to discontinue contributions to the Plan but remain a Participant in the Plan through the balance of the Accumulation Period in which his leave of absence begins; or (c) to remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make contributions to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant's authorized Plan deductions.


                  XI. Designation of Beneficiary

11.1 Each Participant may designate in writing one or more beneficiaries to receive the amount in his Account in the event of death and may, in his sole discretion, change such designation in writing at any time. Any such designation shall be effective upon receipt by the Company and shall control over any disposition by will or otherwise.

11.2 As soon as administratively feasible after the death of a Participant, amounts accumulated in his Account shall be paid in cash to the designated beneficiaries or, in the absence of a valid designation, to the executor, administrator or other legal representative of the Participant's estate. Such payment shall relieve the Company of further liability with respect to the Plan on Account of the deceased Participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the Account unless the Participant has given express contrary instructions.

11.3 No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the amounts credited to the Participant's Account under the Plan.


                        XII. Miscellaneous

12.1 Interest. On each Purchase Date, the Company shall credit (at such short-term rate as it shall determine to be appropriate) interest to the Account of any person who is a Participant of the Plan as of such

     Purchase Date, in such manner as the Committee determines in its sole discretion. For purposes of Section 7.3 and the provisions of Articles IX, X, and XI, funds accumulated in a Participant's Account as of a Purchase Date shall include the interest credited to such account pursuant to this Section 12.1.

12.2 Restrictions on Transfer. The rights of a Participant under the Plan shall not be assignable by such Participant, and an option granted under the Plan may not be exercised during a Participant's lifetime other than by the Participant.

12.3 Administrative Assistance. If the Committee in its discretion so elects, it may retain a brokerage firm, bank or other financial institution to assist in the purchase of shares, delivery of reports or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the account in the Participant's name, or if the Participant so indicates in the enrollment form, in the Participant's name together with the name of one or more other persons, in joint tenancy with right of survivorship or spousal community property, or in certain forms of trusts approved by the Committee.

12.4 Costs. All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties, transfer taxes and any brokerage fees applicable to participation in the Plan shall be charged to the Account of such Participant by the Company.

12.5 Equal Rights and Privileges. All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of
     Section 423 or any successor provision of the Code and the related regulations. Notwithstanding the express terms of the Plan, any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Code Section 423. This Section 12.5 shall take precedence over all other provisions in the Plan.

12.6 Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Illinois.

12.7 Amendment and Termination. The Board may amend, alter or terminate the Plan at any time; provided, however, that no amendment which would amend or modify the Plan in a manner requiring stockholder approval under Code
     Section 423, Rule 16b-3, or the requirements of any securities exchange on which the Common Stock is traded shall be effective unless, within one year after it is adopted by the Board, it is approved by the holders of a majority of the voting power of the Company's outstanding shares. In addition, the Committee may amend the Plan as provided in Section 3.3, subject to the conditions set forth therein and in this Section 12.7.

        If the Plan is terminated, the Board may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants' Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

12.8 No Right of Employment. Neither the grant nor the exercise of any rights to purchase shares under this Plan nor anything in this Plan shall impose upon the Company any obligation to employ or continue to employ any employee. The right of the Company to terminate any employee shall not be diminished or affected because any rights to purchase shares have been granted to such employee.

12.9 Requirements of Law. The Company shall not be required to sell, issue, or deliver any shares of Common Stock under this Plan if such sale, issuance, or delivery might constitute a violation by the Company or the Participant of any provision of law. Unless a registration statement under the Securities Act is in effect with respect to the shares of Common Stock proposed to be delivered under the Plan, the Company shall not be required to issue such shares if, in the opinion of the Company or its counsel, such issuance would violate the Securities Act. Regardless of whether such shares of Common Stock have been registered under the Securities Act or registered or qualified under the securities laws of any state, the Company may impose restrictions upon the hypothecation or further sale or transfer of such shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company or its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law or are otherwise in the best interests of the Company. Any determination by the Company or its counsel in connection with any of the foregoing shall be final and binding on all parties.

        If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing shares of Common Stock issued under the Plan is no longer required in order to comply with applicable securities or other laws, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing a like number of shares lacking such legend.

        The Company may, but shall not be obligated to, register or qualify any securities covered by the Plan. The Company shall not be obligated to take any other affirmative action in order to cause the grant or exercise of any right or the issuance, sale, or deliver of shares pursuant to the exercise of any right to comply with any law.

12.10 Gender. When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.


     Executed this 1st day of March, 1996.


                              Juno Lighting, Inc.



                              By:  _________________________________

                              Title:  ________________________________

                       JUNO LIGHTING, INC.
                  2001 South Mount Prospect Road
                          P.O. Box 5065
                    Des Plaines, IL 60017-5065
   This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Robert S. Fremont and George J. Bilek, or either of them, with full power of substitution (the action of one, if only one be present and acting, to be in any event controlling), as proxies to represent the undersigned at the Annual Meeting of Stockholders of Juno Lighting, Inc. to be held on April 30, 1996, and at any and all adjournments thereof, and to vote all shares which the undersigned would be entitled to vote thereat.

                                            COMMENTS: (change of address)

Election of Directors, Nominees:           -------------------------------

George M. Ball, Thomas W. Tomsovic         _______________________________

                                           ________________________________

                                           ________________________________
                                          (If you have written in the above
                                          space, please mark the corresponding
                                          box on the reverse side of this card.)

You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your proxy will be voted in accordance with the Board of Director's recommendations. The Proxies cannot vote your shares unless you sign and return this card.
                                               (SEE REVERSE SIDE)

     Please mark your votes
/X/  as in this example.

      This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

 The Board of Directors recommends a vote FOR proposals 1 and 2.

                         FOR       WITHHELD
1.   Election of Directors
     (see reverse)       /  /        /  /

For, except vote withheld from the following nominee(s):

______________________________________________________


                                        FOR     AGAINST     ABSTAIN
2.   Approval of Juno Lighting, Inc.
     1996 Employee Stock Purchase Plan  /  /     /  /        /  /

3. In their discretion on any other matters that may properly come before the meeting.

Change of Address/
Comments on Reverse Side.     /  /

Please mark this box if
you will personally be
attending the meeting         /  /
                                   Please date and sign exactly as name
                                   appears hereon. Joint owners should
                                   each sign. When signing as attorney,
                                   executor, administrator, trustee or
                                   guardian, please give full title as
                                   such.

                                   ____________________________________

                                   ____________________________________
                                   SIGNATURE(S)           DATE     1996